UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
October 12, 2006

GENZYME CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-14680	06-1047163
(State or other jurisdiction of	(Commission file number)	(IRS employer identification
incorporation or organization)		number)

500 Kendall Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code:
(617) 252-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On October 12, 2006, Genzyme Corporation issued a press release containing its results of operations and financial condition for the quarter ended September 30, 2006.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                                 Exhibits

        99.1                                              Press Release of Genzyme Corporation dated October 12, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION

Dated: October 12, 2006	By:	/s/ Michael S. Wyzga
Michael S. Wyzga
Executive Vice President, Finance;
Chief Financial Officer; and
Chief Accounting Officer